UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

CELANESE CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
1.125% Senior Notes due 2023	CE /23	The New York Stock Exchange
1.250% Senior Notes due 2025	CE /25	The New York Stock Exchange
4.777% Senior Notes due 2026	CE /26A	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	The New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note.

On November 1, 2022, Celanese Corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to disclose that the Company had completed its previously announced acquisition of a majority of the Mobility and Materials businesses (the “M&M Acquisition,” and such businesses being acquired, the “M&M Business”) from DuPont de Nemours, Inc. and one of its affiliates (“DuPont”).

This Current Report on Form 8-K/A amends the Initial 8-K to include the historical audited financial statements and unaudited interim financial statements of the M&M Business and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and the M&M Business would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the acquisition.

Except as described above, all other information in the Initial 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The historical audited combined financial statements of the M&M Business and related notes as of and for the fiscal years ended December 31, 2021 and 2020, which are filed as Exhibit 99.1 and incorporated by reference herein.

The historical unaudited combined financial statements of the M&M Business and related notes as of June 30, 2022 and for the six months ended June 30, 2022 and 2021, which are filed as Exhibit 99.2 and incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma combined financial statements of the Company relating to the M&M Acquisition and related notes as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021, which are filed as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

2.1	Transaction Agreement, dated as of February 17, 2022, by and among DuPont De Nemours, Inc., DuPont E&I Holding, Inc. and Celanese Corporation (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on February 18, 2022).*

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors of the M&M Business.

99.1	The historical audited combined financial statements of DuPont’s Mobility and Materials Business and related notes as of and for the fiscal years ended December 31, 2021 and 2020 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on June 27, 2022).

99.2	The historical unaudited combined financial statements of DuPont’s Mobility and Materials Business and related notes as of June 30, 2022 and for the six months ended June 30, 2022 and 2021.

99.3	Unaudited pro forma combined financial statements of Celanese Corporation and related notes as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*	All exhibits and schedules to the Transaction Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

By:	/s/ Michael R. Sullivan
Name:	Michael R. Sullivan
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date:	November 21, 2022